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                                 EXHIBIT 10.18


SeaFirst
Douglas B. Sollitt
Vice President
Western Commercial Banking


July 22, 1994


Mr. Steven M. Gordon
Chief Financial Officer
Data I/O Corporation
P.O. Box 97046
Redmond, Washington  98073-9746

Re:  Letter Amendment

Dear Steven:

This Letter Amendment is made as of July 22, 1994 between Seattle-First National Bank ("Bank") and Data I/O Corporation ("Borrower"). Bank and Borrower are parties to a Business Loan Agreement dated February 28, 1994 and wish to make certain revisions to their loan arrangements as set forth in that Agreement. Upon execution hereof, that Agreement shall be amended as follows, effective July 22, 1994.

PART A. SECTION I (I) AND EXHIBIT D. SECTION 3 - COLLATERIAL

     To read: Unsecured. Subject to the following: (1) Borrower's net income for the second quarter ending June 30, 1994 will not be less than $600,000 and Borrower's net income for the period January 1, 1994 through June 30, 1994 will not be less than $200,000 as measured by Borrower's internal financial statements and confirmed in June 30, 1994 10-Q report; and (2) Borrower will also meet the "financial covenants" as defined in Exhibit D,
     Section 5, "September 30, 1994" as of June 30, 1994.

EXHIBIT C - INTEREST RATE OPTION

     To read: Option #2 effective for new advances under the Borrower's "Line of Credit" as of July 22, 1994.

EXHIBIT D.  SECTION 1 - BORROWING BASE

     To read:  Deleted

EXHIBIT D.  SECTION 4(B) - FINANCIAL REPORTS

     To read:  Deleted

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Except as specifically set forth herein, all provisions of the Business Loan
Agreement remain in full force and effect. This Letter Amendment to the Business Loan Agreement executed by the parties on July 22, 1994.

If you agree to the terms and provisions hereof, please acknowledge your agreement by executing and returning this Letter Amendment to me.

Sincerely,

Seattle-First National Bank
Western Commercial Banking, Team #2


By:  //S// Douglas B. Sollitt
     ------------------------------
     Douglas B. Sollitt
     Vice President


Acknowledged an Agreed to as of July 22, 1994
Data I/O Corporation


By:  //S// Steven M. Gordon
     ------------------------------
     Steven M. Gordon
     Chief Financial Officer


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